                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                   FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): November 24, 1999


                             NABORS INDUSTRIES, INC.
               (Exact Name of Registrant as Specified in Charter)


         Delaware                      1-9245                    930711613
(State or Other Jurisdiction        (Commission                (IRS Employer
        of Incorporation)           File Number)             Identification No.)


  515 West Greens Road, Suite 1200
           Houston, Texas                                             77067
(Address of Principal Executive Offices)                            (Zip Code)


Registrant's telephone number, including area code:  (281) 874-0035


                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

This Amendment to Current Report on Form 8-K amends the Current Report on Form 8-K filed by Nabors Industries, Inc. on November 24, 1999, as amended by the Amendment to Current Report on Form 8-K/A filed December 6, 1999 (as so amended, the "Form 8-K"). Capitalized terms used and not defined herein have the meanings ascribed to such terms in the Form 8-K. Except as amended hereby, the Form 8-K remains in effect.

                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         On November 24, 1999, Nabors Industries, Inc. acquired all of the common stock of Pool Energy Services Co. in a merger in which Starry Acquisition Corp., a wholly owned subsidiary of Nabors, merged with and into Pool, with Pool surviving the merger and becoming a wholly owned subsidiary of Nabors. As a result of the merger, Nabors owns all of the issued and outstanding common stock of Pool. All obligations of Pool prior to the merger, including its debt, remained obligations of Pool after the merger. Certain information about the transaction was reported in a Form 8-K filed November 24, 1999. The required pro forma information was not available at that time. The following financial statements and financial information are filed as part of this amendment to the Form 8-K.


         (a)      Financial Statements of the Business Acquired


         The financial statements required to be filed were previously reported in Pool's annual report on Form 10-K for the year ended December 31, 1998 filed with the Securities and Exchange Commission on March 30, 1999. These financial statements are filed as an exhibit to this Form 8-K/A and are incorporated into this document by reference.


         (b)      Pro Forma Financial Information

           UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS

         The following unaudited pro forma combined condensed financial statements give effect to the acquisition of all of the outstanding capital stock of Bayard and Pool by Nabors and the completion by Nabors of three separate debt transactions. The pro forma combination of Nabors, Bayard and Pool has been accounted for under the purchase method of accounting.

         The Unaudited Pro Forma Combined Condensed Balance Sheets are derived from the unaudited condensed consolidated balance sheets of Nabors and Pool and are presented as if the merger was consummated on September 30, 1999. The Unaudited Pro Forma Combined Condensed Statements of Operations for the nine months ended September 30, 1999 and the year ended December 31, 1998 are presented as if the mergers of Nabors, Bayard and Pool were consummated on January 1, 1998. The Unaudited Pro Forma Combined Condensed Statements of Operations for the year ended December 31, 1998 also give effect to the results of operations for Sea Mar, Inc. as if it was acquired by Pool on January 1, 1998.

         The unaudited pro forma combined condensed financial statements do not purport to indicate what the combined results of operations of Nabors, Bayard and Pool would have been had the merger occurred as of the dates indicated or the results of operations that may be obtained in the future. The Unaudited Pro Forma Combined Condensed Statements of Operations do not reflect the anticipated cost savings resulting from integration of the operations of Nabors, Bayard and Pool. The pro forma adjustments described in the accompanying notes are based on estimates derived from information currently available.

         The unaudited pro forma financial information should be read in conjunction with the consolidated financial statements and related notes of Nabors, Bayard and Pool contained in each company's Annual Reports on Form 10-K for the year ended December 31, 1998 and each company's Quarterly Report on Form 10-Q for the nine months ended September 30, 1999, all of which are incorporated by reference into this document.

              UNAUDITED PRO FORMA COMBINED CONDENSED BALANCE SHEETS
                            AS OF SEPTEMBER 30, 1999
                                 (In thousands)


                                                                     Historical                          Pro Forma
                                                              --------------------------       -----------------------------

                                                                Nabors          Pool           Adjustments        Combined
                                                              -----------    -----------       -----------       -----------
ASSETS
Current assets:
   Cash and cash equivalents                                  $   154,618    $    17,898       $                 $   172,516
   Marketable securities                                           20,340             --                              20,340
   Accounts receivable, net                                       114,621         71,956                             186,577
   Inventory and supplies                                          18,107         14,453            (3,934)(b)        28,626
   Prepaid expenses and other current assets                       46,346         22,892            (1,327)(b)        67,911
                                                              -----------    -----------       -----------       -----------
          Total current assets                                    354,032        127,199            (5,261)          475,970

Property, plant and equipment, net                              1,207,499        426,199           (14,455)(b)     1,619,243
Marketable securities                                              54,409             --           (54,409)(a)            --
Goodwill, net                                                      43,328         59,058            75,910 (b)       178,296
Other long-term assets                                             55,748         51,214            (6,059)(b)       100,903
                                                              -----------    -----------       -----------       -----------
          Total assets                                        $ 1,715,016    $   663,670       $    (4,274)      $ 2,374,412
                                                              -----------    -----------       -----------       -----------

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
   Current portion of long-term obligations                   $     1,877    $       625       $                 $     2,502
   Trade accounts payable and accrued liabilities                 136,746         62,498            49,585 (a)       245,899
                                                                                                    (2,930)(b)
   Income taxes payable                                            12,440          4,037                              16,477
                                                              -----------    -----------       -----------       -----------
          Total current liabilities                               151,063         67,160            46,655           264,878

Long-term obligations                                             325,156        207,222                             532,378
Other long-term liabilities                                        44,385         40,687           (11,532)(b)        87,540
                                                                                                    14,000 (b)
Deferred income taxes                                               3,179         56,883           (10,340)(a)        32,981
                                                                                                   (16,741)(b)
                                                              -----------    -----------       -----------       -----------
          Total liabilities                                       523,783        371,952            22,042           917,777
                                                              -----------    -----------       -----------       -----------

Commitments and contingencies

Stockholders' equity:
   Capital stock                                                   11,752        235,836             1,957 (a)        13,709
                                                                                                  (235,836)(b)
   Capital in excess of par value                                 673,552             --           281,051 (a)       954,603
   Accumulated other comprehensive income (loss)                   12,174           (434)              434 (b)        (5,432)
                                                                                                   (17,606)(a)
   Retained earnings                                              498,572         56,316           (56,316)(b)       498,572
   Less treasury stock, at  cost                                   (4,817)            --                              (4,817)
                                                              -----------    -----------       -----------       -----------
          Total stockholders' equity                            1,191,233        291,718           (26,316)        1,456,635
                                                              -----------    -----------       -----------       -----------
          Total liabilities and stockholders' equity          $ 1,715,016    $   663,670       $    (4,274)      $ 2,374,412
                                                              -----------    -----------       -----------       -----------

The accompanying notes are an integral part of these pro forma combined condensed financial statements.

         UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENTS OF OPERATIONS
                      NINE MONTHS ENDED SEPTEMBER 30, 1999
                    (In thousands, except per share amounts)


                                                 Historical                     Pro Forma                Historical
                                          -------------------------     ---------------------------     ------------
                                                                                        Nabors and
                                             Nabors      Bayard (c)      Adjustments      Bayard            Pool
                                          ------------  -----------     -------------  ------------     ------------


Revenues                                  $     421,683  $    10,976    $              $     432,659    $     236,637
Earnings from unconsolidated affiliates           3,633            -                           3,633            7,029
                                          -------------  -----------    -----------    -------------    -------------
   Total revenues                               425,316       10,976              -          436,292          243,666
                                          -------------  -----------    -----------    -------------    -------------

Operating expenses:
   Direct costs                                 268,086       12,688                         280,774          170,147
   General and administrative expenses           46,368        2,341           (560)(d)       48,149           39,674
   Depreciation and amortization                 69,074        3,388         (1,689)(e)       70,773           34,337
                                          -------------  -----------    -----------    -------------    -------------
       Operating expenses                       383,528       18,417         (2,249)         399,696          244,158
                                          -------------  -----------    -----------    -------------    -------------

Operating income (loss)                          41,788       (7,441)         2,249           36,596             (492)
                                          -------------  -----------    -----------    -------------    -------------

Other (expense) income:
   Interest expense                             (23,339)      (3,225)           542 (f)      (26,022)         (13,397)
   Interest income                                7,316           40                           7,356                -
   Other income, net                              7,026       (1,081)                          5,945            5,862
                                          -------------  -----------    -----------    -------------    -------------
       Other (expense) income                    (8,997)      (4,266)           542          (12,721)          (7,535)
                                          -------------  -----------    -----------    -------------    -------------

Income (loss) from continuing operations
   before income taxes (benefit)                 32,791      (11,707)         2,791           23,875           (8,027)

Income taxes (benefit)                           12,788       (4,449)         1,090 (g)        9,429           (4,306)
                                          -------------  -----------    -----------    -------------    -------------

Net income (loss)                         $      20,003  $    (7,258)   $     1,701    $      14,446    $      (3,721)
                                          =============  ===========    ===========    =============    =============

Earnings per share from continuing
   operations:
   Basic                                  $         .19                                $         .13
                                          -------------                                -------------
   Diluted                                $         .17                                $         .12
                                          -------------                                -------------

Weighted average number of shares
   outstanding:
   Basic                                        106,887                       2,056 (h)      108,943
                                          -------------                  -------------  ------------
   Diluted                                      115,604                       2,056 (h)      117,660
                                          -------------                  -------------  ------------





                                                                           Pro Forma
                                                    -------------------------------------------------------

                                                    Adjustments     Combined     Adjustments    Combined
                                                    -------------  -----------   ------------  ------------


Revenues                                            $              $   669,296  $             $     669,296
Earnings from unconsolidated affiliates                                 10,662                       10,662
                                                    -----------    -----------  ----------    -------------
   Total revenues                                             -        679,958           -          679,958
                                                    -----------    -----------  ----------    -------------

Operating expenses:
   Direct costs                                                        450,921                      450,921
   General and administrative expenses                   (2,867)(d)     84,956                       84,956
   Depreciation and amortization                            782 (e)    105,892                      105,892
                                                    -----------    -----------  ----------    -------------
       Operating expenses                                (2,085)       641,769           -          641,769
                                                    -----------    -----------  ----------    -------------

Operating income (loss)                                   2,085         38,189           -           38,189
                                                    -----------    -----------  ----------    -------------

Other (expense) income:
   Interest expense                                         902 (f)    (38,517)      7,888 (i)      (30,629)
   Interest income                                                       7,356      (2,940)(j)        4,416
   Other income, net                                                    11,807                       11,807
                                                    -----------    -----------  ----------    -------------
       Other (expense) income                               902        (19,354)      4,948          (14,406)
                                                    -----------    -----------  ----------    -------------

Income (loss) from continuing operations
   before income taxes (benefit)                          2,987         18,835       4,948           23,783

Income taxes (benefit)                                    3,657 (g)      8,780       1,930 (g)       10,710
                                                    -----------    -----------  ----------    -------------

Net income (loss)                                   $      (670)   $    10,055  $    3,018    $      13,073
                                                    ===========    ===========  ==========    =============

Earnings per share from continuing
   operations:
   Basic                                                           $       .08  $             $         .09
                                                                   -----------                -------------
   Diluted                                                         $       .07  $             $         .09
                                                                   -----------                -------------

Weighted average number of shares
   outstanding:
   Basic                                                 19,572 (h)    128,515       9,508 (i)      138,023
                                                    -----------    -----------  ----------    -------------
   Diluted                                               19,638 (h)    137,298       9,508 (i)      146,806
                                                    -----------    -----------  ----------    -------------

The accompanying notes are an integral part of these pro forma combined condensed financial statements.

         UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENTS OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1998
                    (In thousands, except per share amounts)


                                                     Historical                      Pro Forma                Pro Forma
                                            -----------------------------    ---------------------------     ------------
                                                                                             Nabors and        Pool and
                                                Nabors         Bayard        Adjustments       Bayard          Sea Mar
                                            -------------   -------------    -----------    ------------     ------------


Revenues                                    $     968,463   $      79,072     $              $  1,047,535    $     469,274
Earnings from unconsolidated affiliates              (306)              -                            (306)           4,335
                                            -------------   -------------     ---------      ------------     ------------
   Total revenues                                 968,157          79,072             -         1,047,229          473,609
                                            -------------   -------------     ---------      ------------     ------------

Operating expenses:
   Direct costs                                   623,844          64,249                         688,093          321,062
   General and administrative expenses             77,026           4,312          (723)(d)        80,615           56,296
   Depreciation and amortization                   84,949          14,362        (7,436)(e)        91,875           42,134
                                            -------------   -------------     ---------      ------------     ------------
       Operating expenses                         785,819          82,923        (8,159)          860,583          419,492
                                            -------------   -------------     ---------      ------------     ------------

Operating income (loss)                           182,338          (3,851)        8,159           186,646           54,117
                                            -------------   -------------     ---------      ------------     ------------

Other income (expense):
   Interest expense                               (15,463)         (6,371)        1,086 (f)       (20,748)         (16,981)
   Interest income                                  1,480           1,404                           2,884            1,012
   Other income, net                               31,626             694                          32,320              654
                                            -------------   -------------     ---------      ------------     ------------
       Other income (expense)                      17,643          (4,273)        1,086            14,456          (15,315)
                                            -------------   -------------     ---------      ------------     ------------

Income (loss) from continuing operations
   before income taxes (benefit)                  199,981          (8,124)        9,245           201,102           38,802

Income taxes (benefit)                             74,993          (2,880)        3,756 (g)        75,869           14,802
                                            -------------   -------------     ---------      ------------     ------------

Net income (loss) from continuing
   operations                               $     124,988   $      (5,244)    $   5,489      $    125,233     $     24,000
                                            =============   =============     =========      ============     ============

Earnings per share from continuing
   operations:
   Basic                                     $       1.24                                    $       1.17
                                             ------------                                    ------------
   Diluted                                   $       1.16                                    $       1.10
                                             ------------                                    ------------

Weighted average number of shares
   outstanding:
   Basic                                          100,807                         6,167 (h)       106,974
                                             ------------                     ---------      ------------
   Diluted                                        112,555                         6,167 (h)       118,722
                                             ------------                     ---------      ------------




                                                                        Pro Forma
                                                 --------------------------------------------------------

                                                  Adjustments     Combined      Adjustments     Combined
                                                 -------------  ------------   -------------  -----------


Revenues                                        $              $   1,516,809  $              $  1,516,809
Earningsfrom unconsolidated affiliates                                 4,029                        4,029
                                                -----------    -------------  ----------     ------------
   Total revenues                                         -        1,520,838           -        1,520,838
                                                -----------    -------------  ----------     ------------

Operating expenses:
   Direct costs                                                    1,009,155                    1,009,155
   General and administrative expenses               (1,064)(d)      135,847                      135,847
   Depreciation and amortization                      1,294 (e)      135,303                      135,303
                                                -----------    -------------  ----------     ------------
       Operating expenses                               230        1,280,305           -        1,280,305
                                                -----------    -------------  ----------     ------------

Operating income (loss)                                (230)         240,533           -          240,533
                                                -----------    -------------  ----------     ------------

Other income (expense):
   Interest expense                                   1,064 (f)      (36,665)     12,167 (i)      (24,498)
   Interest income                                                     3,896                        3,896
   Other income, net                                                  32,974                       32,974
                                                -----------    -------------  ----------     ------------
       Other income (expense)                         1,064              205      12,167           12,372
                                                -----------    -------------  ----------     ------------

Income (loss) from continuing operations
   before income taxes (benefit)                        834          240,738      12,167          252,905

Income taxes (benefit)                                1,748 (g)       92,419       4,563 (g)       96,982
                                                -----------    -------------  ----------     ------------

Net income (loss) from continuing
   operations                                   $      (914)   $     148,319  $    7,604     $    155,923
                                                ===========    =============  ==========     ============

Earnings per share from continuing
   operations:
   Basic                                                       $        1.17                 $       1.15
                                                               -------------                 ------------
   Diluted                                                     $        1.11 (k)             $       1.13
                                                               -------------                 ------------

Weighted average number of shares
   outstanding:
   Basic                                             19,572 (h)      126,546       9,508 (i)      136,054
                                                -----------    -------------  ----------     ------------
   Diluted                                           19,638 (h)      138,360                      138,360
                                                -----------    -------------  ----------     ------------

The accompanying notes are an integral part of these pro forma combined condensed financial statements.

         UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENTS OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1998
                                 (In thousands)


                                                      Historical                          Pro Forma
                                          -----------------------------------      -----------------------
                                                                                                 Pool and
                                            Pool        Sea Mar     Combined       Adjustments    Sea Mar
                                          ---------    ---------    ---------      ----------    ---------


Revenues                                  $ 455,741    $  13,533    $ 469,274    $              $  469,274
Earnings from unconsolidated affiliates       4,335           --        4,335                        4,335
                                          ---------    ---------    ---------       ------       ---------
   Total revenues                           460,076       13,533      473,609           --         473,609
                                          ---------    ---------    ---------       ------       ---------

Operating expenses:
   Direct costs                             316,558        4,504      321,062                      321,062
   General and administrative expenses       55,355          941       56,296                       56,296
   Depreciation and amortization             39,766          609       40,375        1,759 (l)      42,134
                                          ---------    ---------    ---------       ------       ---------
       Operating expenses                   411,679        6,054      417,733        1,759         419,492
                                          ---------    ---------    ---------       ------       ---------

Operating income                             48,397        7,479       55,876       (1,759)         54,117
                                          ---------    ---------    ---------       ------       ---------

Other income (expense):
   Interest expense                         (14,672)        (323)     (14,995)      (1,986)(m)     (16,981)
   Interest income                              954           58        1,012                        1,012
   Other income, net                            654          904        1,558         (904)(n)         654
                                          ---------    ---------    ---------       ------       ---------
       Other income (expense)               (13,064)         639      (12,425)      (2,890)        (15,315)
                                          ---------    ---------    ---------       ------       ---------

Income from continuing operations
   before income taxes                       35,333        8,118       43,451       (4,649)         38,802

Income taxes                                 13,525        2,841       16,366       (1,564)(g)      14,802
                                          ---------    ---------    ---------       ------       ---------

Net income from continuing operations     $  21,808    $   5,277    $  27,085    $  (3,085)      $  24,000
                                          =========    =========    =========       ======       =========

The accompanying notes are an integral part of these pro forma combined condensed financial statements.

      NOTES TO UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS

The following is a summary of the significant assumptions and adjustments used in preparing the Unaudited Pro Forma Combined Condensed Balance Sheets as of September 30, 1999 and the Unaudited Pro forma Combined Condensed Statements of Operations for the nine months ended September 30, 1999 and the year ended December 31, 1998.

(a) To reflect the purchase of Pool by the issuance of 19,571,875 shares of Nabors common stock in exchange for 100% of the issued and outstanding shares of Pool common stock not owned by Nabors prior to the merger and certain Pool shares issuable in connection with a long-term incentive plan. The shares issued reflect the conversion of each Pool share into 1.025 shares of Nabors common stock. Nabors common stock was valued at $14.3875 per share, which represents the average market price of Nabors common stock for the five day period beginning one day prior to the merger announcement date. The Pool common stock owned by Nabors prior to the merger was valued at historical cost. As of September 30, 1999, these shares had a fair market value of $54.4 million, which included unrealized gains of $17.6 million, net of deferred taxes totaling $10.3 million. Additionally, the purchase price reflects the issuance by Nabors of approximately 305,000 options to purchase Nabors common stock, which were valued at their estimated fair market value using the Black-Scholes option pricing model, in exchange for the outstanding options of Pool. The preliminary purchase price has been calculated as follows:


                                                                                                (In thousands)

         Nabors common stock, valued at $14.3875 per share                                       $    281,590
         Pool common stock previously owned by Nabors (at cost)                                        26,463
         Nabors stock options                                                                           1,418
         Estimated acquisition costs (including change of control
            payments, severance and other costs)                                                       49,585
                                                                                                 -------------
         Purchase price, including estimated acquisition costs                                   $    359,056
                                                                                                 =============


(b) The purchase price including estimated acquisition costs has been allocated to assets acquired and liabilities assumed based upon their estimated fair values. The preliminary allocation of the purchase price of Pool is as follows:


                                                                         Debit (Credit)

                                                      Historical         Purchase Price        Pro Forma
                                                        Amount             Allocation         Adjustments
                                                    ----------------    -----------------   ----------------
                                                                         (In thousands)
         Current assets                             $      127,199      $        121,938    $       (3,934) (i)
                                                                                                    (1,327) (ii)
         Property, plant and equipment, net                426,199               411,744           (14,455) (iii)
         Goodwill, net                                      59,058               134,968            75,910  (iv)
         Other long-term assets                             51,214                45,155            (3,717) (ii)
                                                                                                    (2,342) (v)
         Current liabilities                               (67,160)              (64,230)            2,930  (vi)
         Long-term obligations                            (207,222)             (207,222)                -
         Other long-term liabilities                       (40,687)              (43,155)           11,532  (vi)
                                                                                                   (14,000) (vii)
         Deferred income taxes                             (56,883)              (40,142)           16,741  (viii)
         Capital stock                                    (235,836)                   -            235,836  (ix)
         Accumulated other comprehensive
            income                                             434                    -               (434) (ix)
         Retained earnings                                 (56,316)                   -             56,316  (ix)
                                                    ----------------    -----------------   ----------------
                                                    $           -       $        359,056    $      359,056
                                                    ================    =================   ================

      NOTES TO UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS

         (i) To reduce the carrying value of inventory to fair market value.

         (ii) To eliminate current and long-term deferred financing costs associated with Pool's $150.0 million, 8.625%, Senior Subordinated Notes due 2008 (the "Pool 8.625% Notes").

         (iii) To reduce the carrying value of property, plant and equipment to fair market value.

         (iv) The excess of the purchase price over the estimated fair value of the identifiable assets acquired and liabilities assumed has been accounted for as goodwill.

         (v) To reduce the carrying value of investment in affiliates to fair market value.

         (vi)     To eliminate certain current and long-term deferred gains.

         (vii) To record an additional liability resulting from the current funded status of Pool's pension plans and other post retirement benefit plans, as well as to record additional estimated workers' compensation liabilities.

         (viii) To adjust deferred tax obligations for differences between the financial statement basis and the tax basis of the identifiable assets acquired and liabilities assumed.

         (ix)     To eliminate the historical stockholders' equity of Pool.

(c) Represents the results of operations for Bayard prior to their acquisition by Nabors. Operations subsequent to the date of purchase of Bayard on April 7, 1999 are included in Nabors historical results.

(d)      To eliminate nonrecurring merger related costs.

(e) Depreciation and amortization is adjusted to reflect Nabors depreciation policy, as well as to reflect the reduction in the value assigned to property, plant and equipment for Bayard and Pool. Depreciation and amortization is increased to reflect the amortization of goodwill recorded in both transactions over a thirty-year period.

(f) Interest expense is adjusted to reflect the amortization of the fair value premium recorded for Bayard's $100.00 million, 11%, Senior Notes due 2005 (the "Bayard 11% Notes"). The fair value of the Bayard 11% Notes was estimated based on the present value of amounts to be paid, discounted at a rate currently available to Bayard for borrowings with similar terms and maturities. Interest expense is also adjusted for the elimination of historical amortization of deferred financing costs associated with the Bayard 11% Notes and the Pool 8.625% Notes.

(g) Income tax expense is adjusted to reflect the tax effect of the pro forma adjustments, as well as to reflect the combined tax position of the pro forma combined companies.

(h) Assumes that 6,167,036 Nabors shares were exchanged for 100% of the Bayard shares and that 19,571,875 Nabors shares were exchanged for 100% of the Pool shares at the beginning of the periods presented. The diluted amount also includes the dilutive effect of stock options.

(i) To reduce interest expense to reflect the three significant debt transactions that occurred during July 1999 and August 1999 that include: (i) the tender of $100.0 million aggregate principal amount of the Bayard 11% Notes at 111%, excluding the $4.2 million owned by a Nabors affiliate, with the associated debt premium of $10.5 million,
         (ii) the pre-payment of Nabors $40.0 million, 9.18%, Senior Secured Notes, together with accrued interest and the associated pre-payment premium of $4.5 million and (iii) the conversion of $172.3 million of Nabors $172.5 million, 5% Convertible Subordinated Notes due 2006 (the "5% Notes") into 9,508,158 shares of Nabors common stock, the redemption of the remaining $163,000 of outstanding 5% Notes, plus related fees and deferred financing costs of $215,000. In connection with the Bayard 11% Notes transaction, the Company recognized a pre-tax extraordinary gain of $4.7 million resulting from the repayment of the notes at less than the amount recorded on the Company's books. In connection with the $40.0 million, 9.18% Senior Secured Notes, the Company recognized a pre-tax extraordinary loss of $4.7 million resulting from the make whole premium paid and the recognition of certain deferred financing costs. The net effect of the two transactions is included in the Company's condensed consolidated statements of operations as other income. The cash used in connection


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         with these transactions represents a portion of the remaining net proceeds from the March 9, 1999 issuance of Nabors $325.0 million, 6.8% Notes due 2004.

(j) To reduce interest income to reflect the cash used in connection with the three debt transactions described in (i) above.

(k) For the calculation of diluted earnings per share, net income is adjusted to add back $5.4 million of after tax interest expense on the 5% Notes.

(l) Depreciation and amortization is adjusted to reflect Pool's depreciation policy, as well as to reflect the amortization of goodwill and other intangible assets associated with the acquisition.

(m) Interest expense is adjusted to reflect the issuance of the Pool 8.625% Notes, repayment of Sea Mar debt and repayment of the outstanding balance on Pool's revolving credit facility.

(n) To eliminate historical nonrecurring gains on the sales of fixed assets.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            NABORS INDUSTRIES, INC.
                                 (Registrant)


Date: February 7, 2000      By: /s/ ANTHONY G. PETRELLO
                                ------------------------------------------------
                                    Name:  Anthony G. Petrello
                                    Title: President and Chief Operating Officer



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